NeoPhotonics Reports Third Quarter 2018 Financial Results

•	Revenue of $81.7 million for the quarter

•	Gross margin was up 400 basis points sequentially

SAN JOSE, Calif. - November 2, 2018 - NeoPhotonics Corporation (NYSE: NPTN), a leading designer and manufacturer of optoelectronic solutions for the highest speed communications networks in telecom and data center applications, today announced financial results for its third quarter ended September 30, 2018.

“With continued strength in demand in the third quarter, combined with increasing volume growth across various product lines, we achieved gross margin expansion of nearly 400bps,” said Tim Jenks, NeoPhotonics Chairman and CEO. “With the returning demand for our core products and our successes thus far with multiple customers for our highest speed products, including 600G, we are enthusiastic about the opportunities we see in 2019 and beyond.”

Third Quarter Summary

•	Revenue was $81.7 million, up 1% quarter-over-quarter and 15% year-over-year

•	Gross margin was 23.2%, up from 19.1% in the prior quarter

•	Non-GAAP Gross margin was 24.0%, up from 20.1% in the prior quarter

•	Diluted net loss per share was $0.18, an improvement from a net loss of $0.24 per share in the prior quarter

•	Non-GAAP diluted net loss per share was $0.05, an improvement from a net loss of $0.14 in the prior quarter

•	Cash generated from operations was $13.5 million, up from negative $1.1 million in the prior quarter

•	Adjusted EBITDA was $6.2 million, up from $3.0 million in the prior quarter

Non-GAAP results in the third quarter of 2018 exclude $4.0 million of stock-based compensation expense, $0.3 million of amortization of acquisition-related intangibles, $0.5 million for a litigation settlement and $1.2 million of restructuring charges. A reconciliation of the Non-GAAP and Adjusted EBITDA financial measures to the most directly comparable GAAP financial measures is provided in the financial schedules portion at the end of this press release.

As of September 30, 2018, cash and cash equivalents, short-term investments and restricted cash, together totaled $64.7 million, down $2.9 million compared to June 30, 2018, after repayment of $18.6 million of debt in the quarter. Restricted cash as of September 30, 2018 was $5.2 million, down $1.6 million compared to June 30, 2018.

Outlook for the Quarter Ending December 31, 2018

	GAAP	Non-GAAP
Revenue	$87 to $92 million
Gross Margin	22% to 26%	24% to 28%
Operating Expenses	$26 to $27 million	$23 million +/- $0.5 million
Earnings per share	$0.17 to $0.07 net loss	$0.08 net loss to $0.02 net profit

The Non-GAAP outlook for the fourth quarter of 2018 excludes the expected impact of stock-based compensation expense of approximately $3.8 million, of which $0.5 million is estimated for cost of goods sold, and the impact of expected amortization of intangibles of approximately $0.3 million.

Non-GAAP and Adjusted EBITDA Measures vs. GAAP Financial Measures

The Company’s non-GAAP and adjusted EBITDA measures exclude certain GAAP financial measures. A reconciliation of the Non-GAAP and Adjusted EBITDA financial measures to the most directly comparable GAAP financial measures is provided in the financial schedules portion at the end of this press release. These non-GAAP financial measures differ from GAAP measures with the same captions and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. NeoPhotonics believes that these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Conference Call

The Company will host a conference call today, Friday, November 2, 2018 at 8:00 A.M. Eastern Time (5:00 A.M. Pacific Time). The call will be available, live, to interested parties by dialing 800-949-2175. For international callers, please dial +1 323-994-2131. The Conference ID number is 7938846. Please dial into the conference call 5-10 minutes prior to the scheduled start time.

A live webcast will be available in the Investor Relations section of NeoPhotonics’ website at: http://ir.neophotonics.com/phoenix.zhtml?c=236218&p=irol-calendar.

A replay of the webcast will be available in the Investor Relations section of the Company’s web site approximately two hours after the conclusion of the call and remain available for approximately 30 calendar days.

About NeoPhotonics

NeoPhotonics is a leading designer and manufacturer of optoelectronic solutions for the highest speed communications networks in telecom and datacenter applications. The Company’s products enable cost-effective, high-speed data transmission and efficient allocation of bandwidth over communications networks. NeoPhotonics maintains headquarters in San Jose, California and ISO 9001:2000 certified engineering and manufacturing facilities in Silicon Valley (USA), Japan and China. For additional information visit www.neophotonics.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release includes statements that qualify as forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements about the following topics: future financial results, demand for the Company’s high-speed products, and the Company’s market position. Forward-looking statements are subject to certain risks and uncertainties that could cause the actual results to differ materially. Those risks and uncertainties include, but are not limited to, such factors as: the Company’s reliance on a small number of customers for a substantial portion of its revenues; market growth in China and other key countries; possible reduction in or volatility of customer orders or delays in shipments of products to customers; timing of customer drawdowns of vendor-managed inventory; potential governmental trade actions; possible disruptions in the supply chain or in demand for the Company’s products due to industry developments; the ability of the Company's vendors and subcontractors to supply or manufacture the Company's products in a timely manner; ability of the Company to meet customer demand; volatility in utilization of manufacturing operations and manufacturing costs; reductions in the Company’s rate of new design wins, and/or the rate at which design wins go into production, and the rate of customer acceptance of new product introductions; potential pricing pressure that may arise from changing supply or demand conditions in the industry; the impact of any previous or future acquisitions or divestitures of assets and related product lines; challenges involving integration of acquired businesses and utilization of acquired technology; the discontinuance or end of life of certain other products; market adoption, revenue growth and margins of acquired products; changes in demand for the Company's products; the impact of competitive products and pricing and alternative technological advances; the accuracy of estimates used to prepare the Company's financial statements and forecasts; the timely and successful development and market acceptance of new products and upgrades to existing products; the difficulty of predicting future cash needs; the nature of other investment opportunities available to the Company from time to time; the Company’s operating cash flow; changes in economic and industry projections; a decline in general conditions in the telecommunications equipment industry or the world economy generally; and the effects of seasonality. For further discussion of these risks and uncertainties, please refer to the documents the Company files with the SEC from time to time, including the Company's Annual Report on Form 10-K for the year ended December 31, 2017. All forward-looking statements are made as of the date of this press release, and the Company disclaims any duty to update such statements.

NeoPhotonics Corporation
Beth Eby, Chief Financial Officer
+1-408-895-6086
ir@neophotonics.com

Sapphire Investor Relations, LLC
Erica Mannion, Investor Relations
+1-617-542-6180
ir@neophotonics.com
©2018 NeoPhotonics Corporation. All rights reserved. NeoPhotonics and the red dot logo are trademarks of NeoPhotonics Corporation. All other marks are the property of their respective owners.

NeoPhotonics Corporation
Condensed Consolidated Balance Sheets (Unaudited)
(In thousands)

	As of
	Sep. 30, 2018	Dec. 31, 2017

ASSETS
Current assets:
Cash and cash equivalents	$52,099	$78,906
Short-term investments	7,441	12,311
Restricted cash	5,195	2,658
Accounts receivable, net	66,620	67,229
Inventories	57,124	67,301
Assets held for sale	3,192	—
Prepaid expenses and other current assets	28,659	36,235
Total current assets	220,330	264,640
Property, plant and equipment, net	104,965	127,565
Purchased intangible assets, net	3,320	4,294
Goodwill	1,115	1,115
Other long-term assets	3,080	5,339
Total assets	$332,810	$402,953

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$54,603	$69,017
Notes payable and short-term borrowing	3,634	35,607
Current portion of long-term debt	2,798	6,005
Accrued and other current liabilities	46,857	43,242
Total current liabilities	107,892	153,871
Long-term debt, net of current portion	50,356	40,556
Other noncurrent liabilities	13,388	14,075
Total liabilities	171,636	208,502

Stockholders’ equity:
Common stock	115	111
Additional paid-in capital	559,371	545,953
Accumulated other comprehensive income (loss)	(7,569)	398
Accumulated deficit	(390,743)	(352,011)
Total stockholders’ equity	161,174	194,451
Total liabilities and stockholders’ equity	$332,810	$402,953

NeoPhotonics Corporation
Condensed Consolidated Statements of Operations (Unaudited)
(In thousands, except percentages and per share data)

	Three Months Ended			Nine Months Ended
	Sep. 30, 2018	Jun. 30, 2018	Sep. 30, 2017	Sep. 30, 2018	Sep. 30, 2017
Revenue	$81,748	$81,102	$71,121	$231,436	$216,023
Cost of goods sold (1)	62,815	65,630	60,608	187,849	170,230
Gross profit	18,933	15,472	10,513	43,587	45,793
Gross margin	23.2%	19.1%	14.8%	18.8%	21.2%
Operating expenses:
Research and development (1)	13,177	13,243	14,662	40,308	44,412
Sales and marketing (1)	4,351	3,891	4,071	12,366	12,913
General and administrative (1)	8,592	7,267	7,637	23,509	26,792
Amortization of purchased intangible assets	118	120	119	357	355
Asset sale related costs	251	79	78	344	229
Restructuring charges	1,133	622	2,829	1,786	3,550
Gain on asset sale	—	—	—	—	(2,000)
Total operating expenses	27,622	25,222	29,396	78,670	86,251
Loss from operations	(8,689)	(9,750)	(18,883)	(35,083)	(40,458)
Interest income	85	122	37	300	141
Interest expense	(540)	(759)	(495)	(2,007)	(743)
Other income (expense), net	1,310	930	(41)	1,891	197
Total interest and other income (expense), net	855	293	(499)	184	(405)
Loss before income taxes	(7,834)	(9,457)	(19,382)	(34,899)	(40,863)
Income tax (provision) benefit	(291)	(1,080)	1,195	(2,009)	1,813
Net loss	$(8,125)	$(10,537)	$(18,187)	$(36,908)	$(39,050)
Basic net loss per share	$(0.18)	$(0.24)	$(0.42)	$(0.82)	$(0.90)
Diluted net loss per share	$(0.18)	$(0.24)	$(0.42)	$(0.82)	$(0.90)
Weighted average shares used to compute basic net loss per share	45,476	44,665	43,790	44,804	43,212
Weighted average shares used to compute diluted net loss per share	45,476	44,665	43,790	44,804	43,212

(1) Includes stock-based compensation expense as follows for the periods presented:
Cost of goods sold	$553	$629	$340	$1,832	$811
Research and development	1,016	829	606	2,618	1,779
Sales and marketing	931	642	393	2,511	1,170
General and administrative	1,541	1,039	595	3,566	1,932
Total stock-based compensation expense	$4,041	$3,139	$1,934	$10,527	$5,692

NeoPhotonics Corporation
Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited)
(In thousands, except percentages and per share data)

	Three Months Ended			Nine Months Ended
	Sep. 30, 2018	Jun. 30, 2018	Sep. 30, 2017	Sep. 30, 2018	Sep. 30, 2017
NON-GAAP GROSS PROFIT:
GAAP gross profit	$18,933	$15,472	$10,513	$43,587	$45,793
Stock-based compensation expense	553	629	340	1,832	811
Amortization of purchased intangible assets	185	184	202	572	667
Depreciation of acquisition-related fixed asset step-up	(71)	(73)	(68)	(213)	(202)
End-of-life related inventory write-down	—	—	1,975	—	1,975
Restructuring charges	22	54	285	168	564
Non-GAAP gross profit	$19,622	$16,266	$13,247	$45,946	$49,608
Non-GAAP gross margin as a % of revenue	24.0%	20.1%	18.6%	19.9%	23.0%

NON-GAAP TOTAL OPERATING EXPENSES:
GAAP total operating expenses	$27,622	$25,222	$29,396	$78,670	$86,251
Stock-based compensation expense	(3,488)	(2,510)	(1,594)	(8,695)	(4,881)
Amortization of purchased intangible assets	(118)	(120)	(119)	(357)	(355)
Depreciation of acquisition-related fixed asset step-up	(65)	(68)	(71)	(200)	(216)
Asset sale related costs	(252)	(79)	(78)	(345)	(229)
Restructuring charges	(1,133)	(622)	(2,829)	(1,786)	(3,550)
Litigation settlement	(450)	—	—	(450)	64
Gain on asset sale	—	—	—	—	2,000
Non-GAAP total operating expenses	$22,116	$21,823	$24,705	$66,837	$79,084
Non-GAAP total operating expenses as a % of revenue	27.1%	26.9%	34.7%	28.9%	36.6%

NON-GAAP OPERATING LOSS:
GAAP loss from operations	$(8,689)	$(9,750)	$(18,883)	$(35,083)	$(40,458)
Stock-based compensation expense	4,041	3,139	1,934	10,527	5,692
Amortization of purchased intangible assets	303	304	321	929	1,022
Depreciation of acquisition-related fixed asset step-up	(6)	(5)	3	(13)	14
Asset sale related costs	252	79	78	345	229
End-of-life related inventory write-down	—	—	1,975	—	1,975
Restructuring charges	1,155	676	3,114	1,954	4,114
Litigation settlement	450	—	—	450	(64)
Gain on asset sale	—	—	—	—	(2,000)
Non-GAAP loss from operations	$(2,494)	$(5,557)	$(11,458)	$(20,891)	$(29,476)
Non-GAAP operating margin as a % of revenue	(3.1)%	(6.9)%	(16.1)%	(9.0)%	(13.6)%

NeoPhotonics Corporation
Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited) (Continued)
(In thousands, except percentages and per share data)

	Three Months Ended			Nine Months Ended
	Sep. 30, 2018	Jun. 30, 2018	Sep. 30, 2017	Sep. 30, 2018	Sep. 30, 2017
NON-GAAP NET LOSS:
GAAP net loss	$(8,125)	$(10,537)	$(18,187)	$(36,908)	$(39,050)
Stock-based compensation expense	4,041	3,139	1,934	10,527	5,692
Amortization of purchased intangible assets	303	304	321	929	1,022
Depreciation of acquisition-related fixed asset step-up	(6)	(5)	3	(13)	14
Asset sale related costs	252	79	78	345	229
End-of-life related inventory write-down	—	—	1,975	—	1,975
Restructuring charges	1,155	676	3,114	1,954	4,114
Litigation settlement	450	—	—	450	(64)
Gain on asset sale	—	—	—	—	(2,000)
Income tax effect of Non-GAAP adjustments	(138)	42	(114)	(222)	(117)
Non-GAAP net loss	$(2,068)	$(6,302)	$(10,876)	$(22,938)	$(28,185)
Non-GAAP net loss as a % of revenue	(2.5)%	(7.8)%	(15.3)%	(9.9)%	(13.0)%

ADJUSTED EBITDA:
GAAP net loss	$(8,125)	$(10,537)	$(18,187)	$(36,908)	$(39,050)
Stock-based compensation expense	4,041	3,139	1,934	10,527	5,692
Amortization of purchased intangible assets	303	304	321	929	1,022
Depreciation of acquisition-related fixed asset step-up	(6)	(5)	3	(13)	14
Asset sale related costs	252	79	78	345	229
End-of-life related inventory write-down	—	—	1,975	—	1,975
Restructuring charges	1,155	676	3,114	1,954	4,114
Litigation settlement	450	—	—	450	(64)
Gain on asset sale	—	—	—	—	(2,000)
Interest (income) expense, net	455	637	458	1,707	602
Income tax (provision) benefit	291	1,080	(1,195)	2,009	(1,813)
Depreciation expense	7,343	7,607	7,016	22,636	19,608
Adjusted EBITDA	$6,159	$2,980	$(4,483)	$3,636	$(9,671)
Adjusted EBITDA as a % of revenue	7.5%	3.7%	(6.3)%	1.6%	(4.5)%

BASIC AND DILUTED NET LOSS PER SHARE:
GAAP basic net loss per share	$(0.18)	$(0.24)	$(0.42)	$(0.82)	$(0.90)
GAAP diluted net loss per share	$(0.18)	$(0.24)	$(0.42)	$(0.82)	$(0.90)
Non-GAAP basic net loss per share	$(0.05)	$(0.14)	$(0.25)	$(0.51)	$(0.65)
Non-GAAP diluted net loss per share	$(0.05)	$(0.14)	$(0.25)	$(0.51)	$(0.65)

SHARES USED TO COMPUTE GAAP AND NON-GAAP BASIC NET LOSS PER SHARE	45,476	44,665	43,790	44,804	43,212
SHARES USED TO COMPUTE GAAP DILUTED NET LOSS PER SHARE	45,476	44,665	43,790	44,804	43,212
SHARES USED TO COMPUTE NON-GAAP DILUTED NET LOSS PER SHARE	45,476	44,665	43,790	44,804	43,212